CENTRAL SECURITIES CORPORATION

STATEMENT OF INVESTMENTS

March 31, 2024

(unaudited)

Shares		Value
	COMMON STOCKS 92.8%
	Banks 2.8%
200,000	JPMorgan Chase & Co.	$40,060,000

	Communications Services 8.1%
450,000	Alphabet Inc. Class A (a)	67,918,500
100,000	Meta Platforms, Inc. Class A	48,558,000
		116,476,500

	Diversified Financial 11.0%
200,000	American Express Company	45,538,000
300,000	Capital One Financial Corporation	44,667,000
700,000	The Charles Schwab Corporation	50,638,000
65,000	Visa Inc. Class A	18,140,200
		158,983,200

	Diversified Industrial 3.8%
350,000	AerCap Holdings N.V. (a)	30,418,500
45,000	Ashtead Group plc ADR	13,076,550
200,000	Brady Corporation Class A	11,856,000
		55,351,050

	Energy 3.3%
310,000	Hess Corporation	47,318,400

	Health Care 4.6%
90,000	Johnson & Johnson	14,237,100
185,000	Medtronic plc	16,122,750
200,000	Merck & Co., Inc.	26,390,000
300,000	Roche Holding AG ADR	9,576,000
		66,325,850

	Insurance Brokers 3.5%
150,000	Aon plc Class A	50,058,000

	Insurance Underwriters 28.9%
28,424	The Plymouth Rock Company Class A (b)(c)	326,876,000
435,000	Progressive Corporation	89,966,700
		416,842,700

	Real Estate 2.3%
1,000,000	Rayonier Inc.	33,240,000

Shares		Value
	Retailing 4.2%
225,000	Amazon.com, Inc. (a)	$40,585,500
13,000	Mercadolibre, Inc. (a)	19,655,480
		60,240,980

	Semiconductor 7.0%
400,000	Analog Devices, Inc.	79,116,000
400,000	Intel Corporation	17,668,000
170,000	Wolfspeed, Inc., Inc. (a)	5,015,000
		101,799,000

	Software and Services 4.4%
80,000	Microsoft Corporation	33,657,600
54,000	Roper Technologies, Inc.	30,285,360
		63,942,960

	Technology Hardware and Equipment 8.9%
400,000	Coherent Corp. (a)	24,248,000
200,000	Keysight Technologies, Inc. (a)	31,276,000
150,000	Motorola Solutions, Inc.	53,247,000
47.836	Teledyne Technologies Incorporated (a)	20,536,952
		129,307,952

	Total Common Stocks (cost $397,660,452)	$1,339,946,592

	SHORT-TERM INVESTMENTS 7.1%

	Money Market Fund 1.5%
21,995,189	Fidelity Investments Money Market Fund
	Treasury Only Portfolio Class I	21,995,189

Principal	U.S. Treasury Bills 5.6%
$ 80,000,000	U.S. Treasury Bills 5.364% - 5.371% due 4/9/24 - 4/25/24 (d)	79,801,517

	Total Short-Term Investments (cost $101,796,706)	101,796,706

	Total Investments (cost $499,457,158) (99.9%)	1,441,743,298

	Cash, receivables and other assets less liabilities (0.1%)	1,943,843

	Net Assets (100%)	$1,443,687,141

(a) Non-dividend paying.
(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.
(c) Valued based on Level 3 inputs. See Note 2.
(d) Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

 CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2024, the tax cost of investments was $499,457,158. Net unrealized appreciation was $942,286,140 consisting of gross unrealized appreciation and gross unrealized depreciation of $946,486,425 and $4,200,285, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;

•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2024 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$1,013,070,592	—	$326,876,000	$1,339,946,592
Short-term investments	21,995,189	79,801,517	—	101,796,706
Total investments	$1,035,065,781	$79,801,517	$326,876,000	$1,441,743,298

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2023	$304,136,800
Change in net unrealized appreciation of investments in affiliated companies included in net increase in net assets resulting from operations	22,739,200
Balance at March 31, 2024	$326,876,000

Unrealized appreciation of Level 3 investments held as of March 31, 2024 increased during the three months ended March 31, 2024 by $22,739,200, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of March 31, 2024, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.0–2.7; average: 1.7); price-to-historical earnings (range: 18.2–46.4; average: 30.3); and price-to-forward earnings estimates (range: 12.1–24.9; average: 18.0). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 11% and a cost of capital of approximately 12%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 35%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who determined the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2024, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $326,876,000 at March 31, 2024, which was equal to 22.6% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the three months ended March 31, 2024, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $22,739,200 and the Corporation received dividends of $5,477,589 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.